UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

DEEP WELL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-24012	13-3087510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 700, 10150 – 100 Street, Edmonton, Alberta, Canada	T5J 0P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On February 24, 2010, the Board of Directors of Deep Well Oil & Gas, Inc. (the “Company”) held its General Meeting of Stockholders (the “General Meeting”) in Edmonton, Alberta, Canada, at which 4 proposals were presented to the Company’s stockholders for consideration. As fixed by the Board of Directors of the Company, only stockholders of record at the close of business on January 12, 2010, were entitled to notice of, and to vote at, this General Meeting. The Company had 106,774,258 shares of common stock issued and outstanding, as of the Record Date, January 12, 2010. The following four proposals were: 1.) to elect eight directors to serve as the Company’s Board of Directors until the next General Meeting of stockholders; 2.) to ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the prior fiscal years ended September 30, 2004, 2005, 2006, 2007, 2008 and 2009; 3.) to ratify the appointment of Madsen & Associates, CPA’s Inc. to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010; and 4.) to approve the Company’s stock option plan.

The number of shares of common stock of the Company represented by registered stockholders or their duly appointed proxies present in person, and present at the General Meeting represented by proxy, was 61,412,685 shares of common stock of the Company representing approximately 57.5% of the total shares eligible to vote. The Company’s appointed inspectors of elections have certified the following voting results.

That at such General Meeting all eight Directors were re-elected, and that the result of such vote taken for the election of eight Directors of the Corporation was as follows:

Director Nominee	Votes For	Votes Withheld
Dr. Horst A. Schmid	55,358,444	1,537,753
Mr. Christian Demoyen	56,853,545	42,652
Mr. Donald Hryhor	56,613,545	282,652
Mr. Donald E. H. Jones	53,938,094	2,958,103
Mr. David Roff	55,422,678	1,473,519
Mr. Curtis James Sparrow	56,531,894	364,303
Mr. Cyrus Spaulding	53,946,645	2,949,552
Mr. Malik Youyou	56,830,195	66,002

That at such General Meeting the appointment of Madsen & Associates, CPA’s Inc. as the Corporation’s independent registered public accounting firm for the prior fiscal years ended September 30, 2004, 2005, 2006, 2007, 2008 and 2009 was approved by a majority of stockholders and that the result of such vote taken was as follows:

Votes
FOR	61,266,453
AGAINST	127,636
ABSTAIN	18,596

That at such General Meeting the appointment of Madsen & Associates, CPA’s Inc. as the Corporation’s independent registered public accounting firm for the fiscal year ending September 30, 2010 was approved by a majority of stockholders and that the result of such vote taken was as follows:

Votes
FOR	61,271,570
AGAINST	126,019
ABSTAIN	15,096

That at such General Meeting the Company’s stock option plan was approved by a majority of stockholders and that the result of such vote taken was as follows:

Votes
FOR	56,092,659
AGAINST	752,380
ABSTAIN	51,159

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: March 4, 2010	By:	/s/ Horst A. Schmid
Dr. Horst A. Schmid
Chairman and CEO